Exhibit 99.2

# Efficacy and Safety of TLANDO™, An Easy to Prescribe and Use Oral TRT Option

Exhibit 99.2

LIPOCINE
ENHANCING HEALTH

ENDO2021
MARCH 20-23, 2021

Kongnara Papangkorn, PhD[1]; Kiran Vangara, PhD[1]; Benjamin J. Bruno, PharmD, PhD[1]; Kilyoung Kim, PhD[1]; Nachiappan Chidambaram, PhD[1]; Anthony DelConte, MD[1,2]; Mahesh V. Patel, PhD[1]; Culley C. Carson III, MD[3]; Irwin Goldstein, MD[4]; Jed Kaminetsky, MD[5]; Martin Miner, MD[6]; Mohit Khera, MD[7]; Adrian S. Dobs, MD[8]

1 Lipocine Inc., Salt Lake City, UT, USA; 2 Saint Joseph's University, Philadelphia, PA, USA; 3 University OF N CAROLINA SCHL OF Medical, Chapel Hill, NC, USA; 4 University of California at San Diego, San Diego, CA, USA; 5 NYU Grossman School of Medicine, New York, NY, USA; 6 Men's Health Center The Miriam Hotel,Providence, RI, USA; 7 Baylor College of Medicine, Houston, TX, USA; 8 Johns Hopkins University School of Medicine, Baltimore, MD, USA

## ❑ Introduction

- Currently, most marketed Testosterone Replacement Therapy (TRT) options are inconvenient and cumbersome to use due to:
  - Risk of accidental transference to women and children with topicals[1]
  - Invasiveness, injection site reactions, and risk of pulmonary oil micro-embolism (POME) and/or anaphylaxis with injectables[2]
  - Require dose titration in majority of patients


74% of patients required dose adjustments
97% of dose adjusted patients required up titration

- Products with dose titration in clinical practice may have high discontinuation rates.[4]
- Market research found titration typically takes 3-6 months to reach an efficacious dose for majority of patients, a significant barrier in effecting a switch without a period of "efficacy gap".[5]


Average titration time to steady state dose

- TLANDO™, an oral non-methylated TRT option, is a prodrug of endogenous T, primarily absorbed via the intestinal lymphatic pathway
- The objective was to evaluate safety and efficacy of TLANDO™ in hypogonadal men without dose adjustment.

## ❑ Methods

- Dose Validation Study (NCT03242590) with TLANDO™
  - ✓ A prospective 24-day, multicenter, single arm study in hypogonadal men (N=95)
  - ✓ TLANDO™ (225mg BID) without dose adjustment
    - ➢ Primary efficacy endpoint:
      - At least 75% of subjects with T Cavg in normal range (300 – 1,080 ng/dL)
      - At least 65% of lower bound for 95% confidence interval
    - ➢ Secondary efficacy endpoints:
      - ≥ 85% of subjects with T Cmax ≤ 1.5xULN
      - ≤ 5% of subjects with 1.8xULN ≤ T Cmax ≤ 2.5xULN
      - No subjects with T Cmax > 2.5xULN

## ❑ Results

| Demographics | | Statistics | DV Study (N=95) |
|---|---|---|---|
| Age, years | | Mean (SD) | 56.0 (8.9) |
| | ≤ 65 Yrs | n (%) | 79 (83.2) |
| | > 65 Yrs | n (%) | 16 (16.8) |
| Race | | | |
| | Black or African American | n (%) | 15 (15.8) |
| | White | n (%) | 77 (81.1) |
| | Asian & Others | n (%) | 3 (3.2) |
| Weight, kg | | Mean (SD) | 103.6 (18.7) |
| BMI, kg/m² | | Mean (SD) | 32.8 (5.5) |
| Baseline Total T, ng/dL | | Mean (SD) | 202 (75) |

- **Primary Endpoint: TLANDO™ Treatment Restored Eugonadal T Levels**

| T Cavg Responder Criteria | Proportion of Subjects post Treatment, % | |
|---|---|---|
| | Primary Endpoint Target | TLANDO™ Results |
| Within Normal Range* | ≥ 75 % | 80 % |
| Lower Bound of 95% CI** | ≥ 65 % | 72 % |

* Serum total T normal range: 300 to 1080 ng/dL
** A 95%, 2-sided, binomial confidence interval (CI) surrounding the point estimate was calculated

## ❑ Secondary Endpoints: TLANDO™ Treatment Had No Excessive T Repletion (> 2.5xULN)

| T Cmax Criteria | Proportion of Subjects post Treatment, % | |
|---|---|---|
| | Secondary Endpoint Target | TLANDO™ Results |
| ≤ 1.5 x ULN* | ≥ 85% | 82% |
| Between 1.8xULN and 2.5xULN* | ≤ 5% | 5% |
| > 2.5xULN* | 0% | 0% |

* ULN is 1,080 ng/dL; 1.5xULN = 1,620 ng/dL, 1.8xULN = 1,944 ng/dL, and 2.5xULN = 2,700 ng/dL.

## ❑ TLANDO™ was Well Tolerated

- No deaths, no drug related SAEs, and no MACE
- No reported incidence of depression or suicide ideation
- Low (< 2% of subjects) incidence of hematocrit increase
- No Hepatic Adverse Events
- Low (< 2% of subjects) incidence of gastrointestinal (GI) AEs

## ❑ Conclusions

- **TLANDO™ met primary and secondary efficacy endpoints without titration requirement.**
- **TLANDO™ treatment has potential to improve patients' compliance:**
  - **Selection of an effective dose at the start of therapy without a period of "efficacy gap" when switching from other TRTs**
- **With single strength/dose and no titration requirement, TLANDO™ may be easy to prescribe.**

## ❑ References

1. Axiron® label (Testosterone topical solution); 2. Xyosted™ label (Testosterone Enanthate injectable); 3. Jatenzo® SBA (Testosterone Undecanoate oral capsule); 4. Donatucci et al., J Sex Med 2014; 5. Lipocine Physician Quantitative Survey, Jul 2017

❑ **Contact: Kongnara Papangkorn, kp@lipocine.com**